                                 GINTEL FUND


                        Annual Report to Shareholders

                              December 31, 1999

GINTEL FUND Summary of Investment Results

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA's and Keogh accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.

                         Summary of Investment Results *

                    Gintel Fund    S&P 500   Russell 2000
                    -----------    -------   ------------

1999                  81.52%       21.03%       21.26%
1998                 -10.95%       28.57%       -2.55%
1997                  29.22%       33.34%       22.36%
1996                  31.04%       22.99%       16.49%
1995                  30.97%       37.53%       28.45%

5-Year
Compounded
Rate of Return        29.09%       28.45%       16.69%

10-Year
Compounded
Rate of Return        15.18%       18.20%       13.40%

*Investment results are net of expenses, with dividends and capital gains reinvested.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

                                                                January 10, 2000

Fellow Shareholders:

      We had an outstanding year!

      Fueled by our heavily overweighted position in CheckFree, Gintel Fund's net asset value per share rose 81.5 % in 1999. Needless to say, this result was well ahead of all the popular indices used to measure stock market performance, and well ahead of the results reported by practically all other mutual funds.

      It boosted our Fund's five-year compounded annual rate of return at the end of 1999 to 29.1%. It also earned us a Five-Star rating from Mutual Funds Magazine, as noted in the attached letter, and a feature article in Investor's Business Daily, which is also included with this report.

      We believe our superior investment results over the last five years serve to validate our nonconventional, nondiversified approach to investing in equities, whereby one's best ideas are heavily overweighted in a portfolio. Notwithstanding the perceived risk in this approach that gives pause to some potential investors in our Fund, it is an investment style that has worked well for us over a period of many years. Those who have stayed with us have been rewarded handsomely for their patience and loyalty.

      Our Fund is unique in a number of other ways, too. It does not easily fall into any particular mold or pattern by which mutual funds are usually measured or categorized. For example, we do not select securities by size or market capitalization; nor do we select by market sector or by any particular investment discipline, such as value versus growth, etc. Our willingness to look beyond our basic value orientation and invest in several high-growth, high-valuation technology companies, such as CheckFree, C-Cube, Evercel, FuelCell Energy, and others, helped our performance substantially last year.

      CheckFree is the kind of investment gem one dreams of finding. It is a superbly managed company with a very bright future. We found it early; researched it carefully; monitored it closely; and stuck with it through thick and thin, despite several false starts. CheckFree has earned more money for our shareholders than any other stock in which our Fund has been invested. The $117 million of both realized and unrealized profits from CheckFree at the end of 1999 has exceeded the $58.8 million earned in prior years from Federal National Mortgage, the $33 million earned from Phelps Dodge, and the $29.1 million from Great Atlantic & Pacific Tea Co.

      Nevertheless, some of our shareholders may be relieved to know that we have substantially reduced our position in CheckFree, as we said we would if the stock continued to rise. In fact, we sold 1,150,000 shares of CheckFree last year, leaving 500,000 shares remaining in the portfolio at the end of 1999. Despite these sales, CheckFree still accounted for 23.5% of the Fund's net assets at year-end and can be expected, therefore, to have an important impact on the Fund's performance in the year 2000 and beyond.

      As a result of having realized these and other long-term capital gains, the Fund distributed $63,266,150, or $8.3767 per share, to shareholders after year-end in the form of a long-term capital gain dividend, and $.006 per share of ordinary income dividend. At year-end the Fund held approximately $45 million, or 20%, in net cash equivalents awaiting reinvestment.

      We are far from sanguine about current market conditions. We are increasingly disturbed by extreme speculation in a narrowly focused segment of the stock market, to the exclusion of other investments. Investors are losing interest in more mundane companies and, in many cases, are pulling money away from value-oriented investment managers because they are underperforming the market. Consequently, some of these managers are forced to liquidate their holdings in fundamentally good companies to meet their capital outflows. This causes further weakness in the price of many soundly-based investments, discouraging further investment in these stocks. Meanwhile, the transitioned money gravitates to where the action is, fueling the flames of short-term speculation even further.

      In many instances, older, more conservative investors are feeling pressure from their 30-and 40-year-old children to invest more aggressively and "get with it." After all, look at all the easy money that is being made! Stocks are going up 10-20-30 points a day. Money is coming out of sound investments. College students are trading from their dormitories using credit cards. People are giving up their jobs and vocations to become day traders, and home equity loans are being taken out to finance speculative stock purchases. These are but a few examples of the new milieu helping fuel the present IPO.com market, the Internet stocks, and other such aggressive investments to dizzying new heights. It is providing instant gratification, extraordinary profits, and, perhaps, unduly high expectations to many neophyte investors who may be unaware and ill-prepared for the potential risks they are taking.

      Such unbridled trading activity can't be healthy in the long run for either the stock market or the economy, and history teaches us it will not last indefinitely. Today's feverish stock market is disturbingly similar to the tulip bulb craze in Holland in the 1600's. Here are some excerpts from the Tulipmania chapter in Charles Mackay's Extraordinary Popular Delusions & The Madness of
Crowds:

      ...Every one imagined that the passion for tulips would last for ever....
      Nobles, citizens, farmers, mechanics, seamen, footmen, maid-servants, even chimney-sweeps and old clotheswomen, dabbled in tulips. People of all grades converted their property into cash, and invested it in flowers....
      At last, however, the more prudent began to see that this folly could not last for ever... somebody must lose fearfully in the end. As this conviction spread, prices fell, and never rose again.... Many who, for a brief season, had emerged from the humbler walks of life, were cast back into their original obscurity. Substantial merchants were reduced almost to beggary, and many a representative of a noble line saw the fortunes of his house ruined beyond redemption.

      We believe this modern-day Tulipmania will continue to flourish for the foreseeable future, as the participants find more and more stocks to exploit. After all, the tulip bulb craze in Holland lasted approximately thirty-five years before the bubble burst. Consequently, it's our intention to maintain a substantial investment in CheckFree, because we think the stock should continue to perform well in the current market environment, despite its recent price rise. CheckFree is building a dominant share in a market that is expected to grow significantly, and we believe its potential earning power, which has been obscured for various reasons, will finally surface for all to see before the year is over. We have taken a lot of our profits out of the stock and think its valuation relative to other high-growth companies is justifiable.

      In addition, we will be buying "down-and-out stocks" that we have researched internally. We think these stocks, from which others are fleeing, offer both substantial intrinsic value and limited downside market risk at current prices, as well as worthwhile upside potential when these types of stocks come back into favor. We are referring to such new investments as Great Atlantic and Pacific Tea Co., Kmart, Crown Cork & Seal, and Conseco, in which we are building a major position.

      We are still of the school that believes a stock should carry an underlying store of value. Stock prices are a discounting mechanism that should discount the future...they should discount the future, but not the hereafter. In 1989 John M. Templeton wrote, "Basing investment decisions on the actions of the crowd can be a disastrous gamble. And in this case, the `crowd' may well include money managers and analysts well-schooled in investment theory, just as it does the amateur investor."

      As your Fund managers, we are not willing to make investments fraught with risk by following the "crowd", throwing new money into stocks we consider substantially overvalued.

      Right now, traditional investors are concerned about rising interest rates, inflationary price pressures, shrinking corporate profits, cyberspace stock valuations, and a long-running bull market. Some of the more aggressive new millennium investors are probably not worrying much about anything, except perhaps how to participate in the next hot IPO. Our major concern is that too much of the stock market has degenerated into a speculative binge, wherein major investment decisions are being made, not on some rational investment basis related to cash flows and return on investments, but on a greater fool theory that someone else will repurchase shares at higher prices, regardless of the price paid.

      Stock investing in the future should continue to be an exciting and fascinating challenge.

Sincerely,


/s/ Robert M. Gintel            /s/ Edward F. Carroll

Robert M. Gintel                Edward F. Carroll
Chairman                        Investment Manager

P. S. In the interests of keeping costs down and maintaining a high quality of service to our shareholders, we are changing the Fund's Custodian and Transfer Agent to Firstar Mutual Fund Services LLC. We will let you know the conversion schedule as soon as it is finalized. As always, we will be offering a money market and government money market fund as a convenience to our shareholders.

                           Investor's Business Daily

                        For People Who Choose To Succeed
--------------------------------------------------------------------------------
                           Monday, December 20, 1999
================================================================================
                            Making Money in Mutuals
--------------------------------------------------------------------------------

                  Gintel's Fortune Relies Largely On One Stock

              Fund, Up 66%, In '99, Has 47% Of Assets In CheckFree
                            -------------------------

By Nancy Gondo

Investor's Business Daily

      With so many tech stocks soaring to sky-high prices, many investors don't have the patience to wait a year for their stocks to double. But for Gintel Fund, patience has paid off big time.

      The $200 million fund was up 66% going into Friday, far outperforming the S&P 500's 17%. It gets a B Rating from IBD, as its return of 64% for the 36-month period ended Nov.30 beat 78% of all other funds.

[GRAPHIC OMITTED] Investment Trends

      What's the secret to the fund's success? For starters, this fund has a unique investment style. Nearly half, or 47%, of the fund's assets are invested in one stock: CheckFree Holdings, a maker of software that lets users pay their bills online. This heavy weighting in one stock may sound scary -- but the stock's up more than 300% this year.

      "CheckFree is a pioneer in consumer and business home banking . . . It's become a very big thing," said Bob Gintel, 71, lead manager of the fund. "We saw it early. We recognized it for what it was, and we sat with it for several years through the false starts."

      Gintel began buying CheckFree shares in July 1996 at 21. He held on through its price swings, often adding to the position when the price declined.

      "And now we're getting the payoff for having had the patience and the fortitude to say with it," he said.

      Though he's taken some profits this year, the fund still holds 1 million shares of the company. The fund's second-largest holding is a 7% position in C-Cube Microsystems, while the rest account for 5% or less per stock.

      Most diversified growth funds won't let holdings in their portfolios grow to more than 5% apiece, which tends to lower overall risk. But not Gintel Fund. Gintel selects companies for the fund's 36-stock portfolio along with Ed Carroll, 60, and Richard Reach, 46. If they really believe in a company, they have no qualms about buying a large amount.

      "We believe in a nondiversified approach to investing . . . in a small and manageable number of securities, which through our internal research we think provide an opportunity for substantial capital appreciation," Gintel said. "We don't buy anything that we don't think we know and know well."

[PHOTO OF ROBERT M. GINTEL] GINTEL

      Before buying a stock, they like to see a large stake held by management, to make sure the company's interests are aligned with its shareholders'. Gintel and his team practice what he preaches. Some 31% of the fund's assets are held by the investment advisers and their families.

      "I have a very big comfort factor when I see managements having a big stake in their own companies in the same way that I think our shareholders get great comfort in seeing that we have a big stake in our own fund," Gintel said.

      For instance, CheckFree Chairman and Chief Executive Peter Kight owned nearly 7 million shares of the company, or 13% of total shares outstanding, according to CheckFree's most recent proxy.

      Gintel Fund has 13% in cash, which may be on the high end for most funds, but not this one. It has been buying new shares but still has $26 million in cash.

      "We tend to run high cash positions if we just don't have anything we feel strongly about," Gintel explained. "We don't feel just because we sell a stock we have to run out and buy something in the next minute."

      The fund takes a contrarian approach to the market, which means it often buys stocks that other investors don't want. These companies are usually well of off their highs and are usually undervalued.

      In addition to a low price, Gintel, Carroll and Reach want to see some sort of catalyst they feel could improve the company's business. They scrutinize a company's balance sheet, meet with its management and talk to its competitors.

      How long do they wait for a company to turn around its situation for the better? "Going in, we are prepared to have a three-year time horizon for the situation to work out," Gintel said.

      Great Atlantic & Pacific Tea was a recent buy for the fund. The Montvale, N.J.-based supermarket retailer named a new CEO. Christian Haub, in May 1998. The stock is trading at 26, near its 52-week low of 24 1/2, but Gintel thinks Haub will be able to rebuild and strengthen the company.

      Gintel Fund has done well, but investors should think twice before loading up on a fund that relies so heavily on one stock. A key attraction of diversified funds is that you can build a fortune over the long haul without worrying that the collapse of one company will bring ruin.

 Reprinted by permission of Investor's Business Daily, For People Who Choose to
                           Succeed (C) Copyright 1999.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost.

                     [LETTERHEAD OF MUTUAL FINDS MAGAZINE]

                                                       December 29, 1999

President
Gintel Fund
Greenwich Office Park
Greenwich, CT 06830

                           Your New Five-Star Rating

I am pleased to announce that your fund's All-Star Rating from Mutual Funds Magazine has been elevated to Five Stars. This is the highest rating for risk-adjustment return.

Mutual Funds' All-Star Ratings are the most widely disseminated mutual fund ratings in the country. They are cited extensively in Mututal Funds Magazine, which now has a paid circulation of 800,000 and a total readership of more than 2 million.

For your further information, I have enclosed a copy of our All-Star Ratings methodology and a table below showing your overall, one-year, three-year, five-year, and ten-year All-Star Ratings where applicable.

Allow me to extend my personal congratulations on the excellent performance achieved by your fund. It is fully deserving of our highest performance accolade.

                                                  Sincerely,


                                                  /s/ John Curran
                                                  John Curran
                                                  Managing Editor

--------------------------------------------------------------------------------
Calculations as of December 24, 1999              Source: Mututal Funds Magazine
--------------------------------------------------------------------------------
   Equity Fund Category          Overall   1 Year    3 Year    5 Year    10 Year
--------------------------------------------------------------------------------
Gintel Fund                       *****    *****     *****     *****      *****
--------------------------------------------------------------------------------
Number of funds considered:       2722     3207      2287      1459        755
--------------------------------------------------------------------------------

GINTEL FUND Portfolio of Investments                     As of December 31, 1999

Number of Shares                                           Cost **       Market
--------------------------------------------------------------------------------

            Common Stocks

            Technology - Related (32.0%)
            ----------------------------
  500,000   CheckFree Holdings Corporation*              $7,244,781  $52,250,000
  300,000   C-Cube Microsystems Inc.*                     7,147,053   18,675,000

            Insurance (16.3%)
            -----------------
1,650,000   Conseco Inc.                                 29,659,000   29,493,750
  300,000   Mercury General Corporation                   6,445,461    6,675,000

            Supermarket (5.0%)
            ------------------
  400,000   Great Atlantic & Pacific Tea Company, Inc.   10,776,475   11,150,000

            Security Protection Systems (4.2%)
            ----------------------------------
  911,400   Checkpoint Systems, Inc.                      6,811,037    9,284,887

            Retail - General Merchandise ( 3.2%)
            ------------------------------------
  700,000   Kmart Corporation                             7,380,075    7,043,750

            Consumer Goods (3.1%)
            ---------------------
  508,000   SLI, Inc.*                                    5,290,568    6,889,750

            Entertainment (2.5%)
            --------------------
  200,000   Imax Corporation *                            4,711,013    5,475,000

            Manufacturing & Service (2.3%)
            ------------------------------
  234,000   Ogden Corporation                             2,705,250    2,793,375
  600,000   Chart Industries, Inc.                        1,270,134    2,400,000

            Food (2.3%)
            -----------
  675,000   Northland Cranberries, Inc.                   3,887,295    4,050,000
   35,000   American Italian Pasta Company*                 944,888    1,076,250

            Global Telecommunications ( 2.3%)
            ---------------------------------
  100,000   AT & T Corp.                                  5,179,375    5,075,000

            Container (1.5%)
            ----------------
  150,000   Crown Cork & Seal Company, Inc.               3,354,348    3,356,250

            Savings & Loan (1.3%)
            ---------------------
  152,500   Charter One Financial Corporation             2,058,205    2,916,562

GINTEL FUND Portfolio of Investments (continued)         As of December 31, 1999

Number of Shares                                            Cost **     Market
--------------------------------------------------------------------------------

            Common Stocks

            Steel Supplier (1.2%)
            ---------------------
 150,000    UCAR International, Inc.*                     2,762,329    2,671,875

            Battery Technology (1.2%)
 100,000    Evercel, Inc.*                                  575,947    2,575,000

            Alternative Energy (1.1%)
  97,500    FuelCell Energy, Inc.*                          627,565    2,443,594

            Miscellaneous Securities *** (2.9%)           6,774,487    6,369,770

            Imputed Brokerage Commissions on
            Securities Owned                                387,000

--------------------------------------------------------------------------------
            Total Common Stocks (82.4%)                 115,992,286  182,664,813
--------------------------------------------------------------------------------
Principal
Amount
--------------------------------------------------------------------------------
            Cash Equivalents

30,000,000  US Treasury Bill
            4.52% due 1/13/00                            29,960,500   29,960,500

 6,000,000  American Express Credit Corporation
            5.94 % due 2/2/00                             6,000,000    6,000,000

 6,000,000  General Electric Capital Corporation
            6.00% due 2/9/00                              6,000,000    6,000,000

 3,083,000  Chase Securities, Inc. Repurchase Agreement
            2.60% due 1/3/00(Collateralized by U.S
            Government Obligations)                       3,083,000    3,083,000
--------------------------------------------------------------------------------
            Total Cash Equivalents (20.3%)               45,043,500   45,043,500
--------------------------------------------------------------------------------
            Total Investments (102.7%)                 $161,035,786 $227,708,313
================================================================================

*     Non-income producing investments

**    Cost basis for Federal income tax purposes.

*** Includes 15 investments, some of which are non-income producing investments.

See notes to financial statements.

GINTEL FUND Statement of Assets and Liabilities          As of December 31, 1999

Assets:
    Investments-at market value (cost  $161,035,786)                $227,708,313
    Dividends and interest receivable                                    173,002
    Investment securities sold                                        13,908,983
    Capital stock sold                                                    60,000
    Cash                                                                     967
--------------------------------------------------------------------------------
       Total Assets                                                  241,851,265
--------------------------------------------------------------------------------
Liabilities:
    Loan payable                                                      15,000,000
    Investment securities purchased                                    4,781,022
    Administrative service fee                                           187,807
    Investment advisory fee                                              171,882
    Other accrued expenses                                                33,364
--------------------------------------------------------------------------------
       Total Liabilities                                              20,174,075
--------------------------------------------------------------------------------
Net assets applicable to outstanding shares                         $221,677,190
================================================================================
Net asset value per share-based on 7,547,520 shares of beneficial
     interest (offering and redemption price)                             $29.37
================================================================================

See notes to financial statements.

GINTEL FUND Statement of Cash Flows                 Year Ended December 31, 1999

Cash flows from operating activities:
     Net investment loss                                              $(716,346)
     Net change in other receivables/payables                          (286,744)
--------------------------------------------------------------------------------
     Net cash (used) in operating activities                         (1,003,090)
--------------------------------------------------------------------------------
Cash flows from investing activities:
     Proceeds from sales of securities                              139,108,631
     Purchases of securities                                       (121,419,887)
     Net sales of short-term investments                             (5,168,500)
--------------------------------------------------------------------------------
     Net cash provided by investing activities                       12,520,244
--------------------------------------------------------------------------------
Cash flows from financing activities:
     Sales of shares                                                  2,490,461
     Shares repurchased                                             (29,007,575)
     Temporary borrowings                                            15,000,000
--------------------------------------------------------------------------------
     Net cash (used) in financing activities                        (11,517,114)
--------------------------------------------------------------------------------
Net increase in cash                                                         40
Cash at beginning of year                                                   927
--------------------------------------------------------------------------------
Cash at end of year                                                        $967
================================================================================

See notes to financial statements.

GINTEL FUND Statement of Operations                 Year Ended December 31, 1999

Investment Income:
   Interest                                                          $1,245,608
   Dividends                                                            836,417
   Woolworth class action settlement                                    179,874
   Miscellaneous income                                                   7,156
                                                                   ------------

        Total investment income                                       2,269,055

Expenses:
   Investment advisory fee                               1,560,194
   Administrative expense                                1,330,693
   Other expenses                                           94,514
                                                        ----------

        Total Expenses                                                2,985,401
                                                                   ------------

Net investment loss                                                    (716,346)
Net realized gain on investments                        63,268,281
Net increase in unrealized appreciation of investments  41,031,119
                                                        ----------
Net gain on investments                                             104,299,400
                                                                   ------------
Net increase in net assets resulting from operations               $103,583,054
                                                                   ============

See notes to financial statements.

GINTEL FUND Statements of Changes in Net Assets          Year Ended December 31,

                                                             1999              1998
                                                        -------------    -------------
Operations:
   Net investment income (loss)                             $(716,346)        $924,155
   Net realized gain on investments                        63,268,281       23,071,911
   Net increase (decrease) in unrealized appreciation
   of investments                                          41,031,119      (44,250,703)
                                                        -------------    -------------
      Net increase (decrease) from operations             103,583,054      (20,254,637)

Distributions to Shareholders:
   Net investment income                                           --         (856,082)
   Net realized gains on investment                                --      (23,063,460)
                                                        -------------    -------------
      Net decrease from distribution to shareholders               --      (23,919,542)

Capital Share Transactions:
   Proceeds from shares issued                              2,550,461       11,824,016
   Reinvestment of dividends                                       --       15,707,752
   Cost of shares repurchased                             (28,875,820)     (19,662,562)
                                                        -------------    -------------
      Net increase (decrease) from
      capital share transactions                          (26,325,359)       7,869,206

Total Increase (Decrease)                                  77,257,695      (36,304,973)
Net Assets - Beginning of Year                            144,419,495      180,724,468
                                                        -------------    -------------

Net Assets - End of Year                                 $221,677,190     $144,419,495
                                                        =============    =============

Net Assets consist of:
   Capital Stock                                          $93,456,200     $119,781,559
   Undistributed net investment losses                     (1,214,656)        (498,310)
   Undistributed net realized gains (losses)
   from security transactions                              62,683,119         (585,162)
   Unrealized appreciation on investments                  66,752,527       25,721,408
                                                        -------------    -------------
                                                         $221,677,190     $144,419,495
                                                        =============    =============

See notes to financial statements.

GINTEL FUND Condensed Financial Information              Year Ended December 31,
  (Per share Income and Capital Changes)

                                             1999                1998                1997              1996               1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
   Beginning of Year                           $16.18             $21.78              $18.10             $15.37             $12.46

Income (loss) from
   Investment operations
   Net investment income (loss)                  (.09)               .12                 .12                .37               (.01)
   Net realized and unrealized
   gain (loss) on securities                    13.28              (2.71)               5.13               4.40               3.86
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Income (loss)             13.19              (2.59)               5.25               4.77               3.85
------------------------------------------------------------------------------------------------------------------------------------
Less: Distributions
   Net investment income                         --                  .11                 .15                .35                .01
   Capital gains                                 --                 2.90                1.42               1.69                .93
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              --                 3.01                1.57               2.04                .94
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $29.37             $16.18              $21.78             $18.10             $15.37
====================================================================================================================================
Total Return                                     81.5%            -11.0%                29.2%              31.0%              31.0%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of year                  $221,677,190       $144,419,495        $180,724,468       $147,905,695        $96,738,857
Ratio of operating expenses to
   average net assets*                            1.9%               1.7%                1.8%               1.8%               2.3%
Ratio of net investment
   income (loss) to average net assets            (.5%)               .6%                 .8%               2.2%               (.1%)
Portfolio turnover rate                          95.3%              61.4%               52.0%              61.4%              55.4%
Shares outstanding, end of year             7,547,520          8,923,667           8,295,837          8,171,707          6,295,777

* The Fund's expense ratio for 1995 includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee and, therefore, may appear higher than those of other mutual funds. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold. Beginning in 1996 the Fund changed its accounting presentation to extract imputed brokerage commissions from its expense ratio in order to make it easier to compare our Fund to other funds which do not have a similar fee structure.

See notes to financial statements.

GINTEL FUND Notes to Financial Statements                      December 31, 1999

(Note A) - Organization:
The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(Note B) - Significant Accounting Policies:
1. Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2. Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required. On January 3, 2000, the Fund distributed long-term capital gains of $63,220,867 ($8.3767 per share) and ordinary income of $45,283 ($.0060 per share) applicable to the year ended December 31, 1999.

3. Statement of Cash Flows:
Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents cash on hand in the Fund's custodian bank account and does not include any short-term investments at December 31, 1999.

4. Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

5. Use of Estimates:
The preparation of financial statements in accordance with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(Note C) - Investment Advisory Agreement:
The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(Note D) - Administrative Services Agreement:
The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

GINTEL FUND Notes to Financial Statements (continued)          December 31, 1999

(Note E) - Imputed Commissions:
The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the year ended December 31, 1999, the Fund estimated imputed brokerage commissions to be $417,000 which decreased administrative expense, and thereby decreased net investment loss by $417,000, decreased unrealized appreciation by$169,000, and decreased realized gains by $248,000.

(Note F) - Line of Credit:
The Fund has a line of credit with Custodial Trust Company of up to the maximum amount permitted under the Investment Company Act of 1940. Interest is payable at the Fed Funds Rate plus 1%. Loans are collateralized by securities owned by the Fund. At December 31, 1999, the Fund had a loan balance of $15,000,000 (maximum amount borrowed), which was paid in full on January 13, 2000. The weighted average interest rate of borrowing for the year was 6.3%, the average amount of borrowings outstanding for the year was $450,000, based upon the eleven days the $15,000,000 loan was outstanding.

(Note G) - Other Matters:

1. Investments
Unrealized appreciation at December 31, 1999                        $68,498,636
Unrealized depreciation at December 31, 1999                         (1,439,109)
Imputed commissions on securities owned                                (387,000)
                                                                    -----------
                                                                    $66,672,527
                                                                    ===========

                                                                  Year Ended
                                                               December 31, 1999
                                                               -----------------
Purchases of securities other than short-term investments         $124,556,389
Sales of securities other than short-term investments             $152,829,164

2. Capital Stock (in shares)           Year Ended December 31,

                                     1999                1998
                                  ----------          ----------
Shares issued                        126,573             670,887
Shares reinvested                          -           1,038,185
Shares repurchased                (1,502,720)         (1,081,242)
                                  ----------          ----------
Net increase (decrease)           (1,376,147)            627,830
                                  ==========          ==========

Report of Independent Auditors

Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

      We have audited the statement of assets and liabilities and the portfolio of investments of the Gintel Fund as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                Richard A. Eisner & Company, LLP

New York, New York
January 21, 2000

GINTEL FUND Investment Staff

Robert M. Gintel

      Robert Gintel has spent his entire business career in the investment industry with more than 40 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Partner and founder of Gintel & Co., a member of the New York Stock Exchange and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations. He has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.

Edward F. Carroll

      Mr. Carroll joined Gintel Asset Management, Inc. in 1983 and is a General Partner of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 40-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

R. Baxter Brown

      Mr. Brown was an original partner of Robert Gintel and co-founding partner of Gintel & Co. After an absence of seventeen years during which he was Chief Executive Officer of Baxter Brown & Company and Brown Asset Management, he rejoined the Gintel Group. Mr. Brown is Senior Vice President of Gintel Asset Management Inc. and a General Partner of Gintel & Co. He began his career in 1956 with the NYSE firm of J.C. Bradford & Co. and became a general partner of that firm. He holds a B.A. degree in Economics and Business Administration from Vanderbilt University.

GINTEL FUND Trustees and Officers

Robert M. Gintel     Chairman, Trustee, and Chief Executive Officer
                     Chairman and Chief Executive Officer, Gintel Asset
                     Management, Inc.; Senior Partner, Gintel & Co. Limited
                     Partnership.

Thomas H. Lenagh     Trustee
                     Financial Consultant; formerly Chairman and Chief Executive
                     Officer of Greiner Engineering Co.; Director, Adams Express
                     Co., Petroleum & Resources, Inc., ICN Pharmaceuticals,
                     Inc., Clemente  Strategic Fund, ASD Group, Inrad
                     Corporation.

Francis J. Palamara  Trustee
                     Business Consultant; previously Director and Executive Vice President of ARA Services, Inc.; formerly Executive Vice President and Chief Operating Officer of the New York Stock Exchange, Inc.; Director, Glenmede Fund.

Russel R. Taylor     Trustee
                     Associate Professor of Management and Marketing, Director of H.W. Taylor Institute of Entrepreneurial Studies,
                     College of New Rochelle; Founder of Russel Taylor, Inc.

Stephen G. Stavrides Trustee, President, and Treasurer
                     President, Gintel Asset Management, Inc.; General Partner and Chief Operating Officer, Gintel & Co. Limited Partnership.

Donna K. Grippe      Secretary and Assistant Treasurer

                     Investment Advisor
                     Gintel Asset Management, Inc.
                     6 Greenwich Office Park
                     Greenwich, CT 06831-5197
                     203-622-6400

                     Gintel Group
                     Chase Global Funds Services Company
                     P.O. Box 2798
                     Boston, MA 02208-2798
                     800-344-3092